FEE WAIVER AND/OR EXPENSE REIMBURSEMENT AGREEMENT

THIS Fee Waiver and/or Expense Reimbursement Agreement (“Agreement”), dated as of June 1, 2020, is made between each investment company listed on the Schedules hereto (each, a “Trust”), for itself and, as applicable, for each of its series listed on the Schedules hereto (each, a “Fund”), and each of the Franklin Templeton entities that serve as investment manager, administrator and transfer agent for a Fund (“Management”), as identified on the signature page hereto, effective with respect to each Fund and/or class of shares of a Fund (each, a “Class”) as of the date indicated on the Schedules hereto.

WHEREAS, Management currently provides investment management, administrative and/or transfer agency and shareholder services to the Funds; and

WHEREAS, Management has determined to waive certain fees and/or reimburse certain expenses of each Fund and/or Class;

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is mutually agreed as follows:

1.                  With respect to each Fund and Class listed on Schedule A, Management agrees to waive its fees for services rendered pursuant to the Investment Management Agreement, Administration Agreement and/or Transfer Agent and Shareholder Services Agreement with the Fund and, to the extent necessary, assume responsibility for paying certain expenses otherwise payable by the Fund or Class, so that the total expenses of the Fund or Class (excluding Rule 12b-1 fees, acquired fund fees and expenses (“AFFE”), interest, taxes and certain non-routine expenses or costs, such as those relating to litigation and indemnification, reorganizations and liquidations, or fees related to selling securities short) do not exceed, on an annual basis, the cap on operating expenses indicated on Schedule A.

2.                  With respect to each Fund listed on Schedule B, Management agrees to waive its fees for services rendered pursuant to the Investment Management Agreement, Administration Agreement and/or Transfer Agent and Shareholder Services Agreement with the Fund and, to the extent necessary, assume responsibility for paying certain expenses otherwise payable by the Fund or Class, so that the total expenses of the Fund or Class (including AFFE, but excluding Rule 12b-1 fees, interest, taxes and certain non-routine expenses or costs, such as those relating to litigation and indemnification, reorganizations and liquidations, or fees related to selling securities short) do not exceed, on an annual basis, the cap on operating expenses and AFFE indicated on Schedule B.

3.                  With respect to each Fund listed on Schedule C, Management agrees to cap the transfer agent fees for Class R6 of the Fund to the level specified on Schedule C.

4.                  Nothing in this Agreement is intended to modify the fee waivers and/or expense reimbursements required by the Funds’ policies and procedures, including, without limitation, the fee waivers related to cash sweep activities.

5.                  Management may allocate fee waivers or expense reimbursements among a Fund’s investment manager, administrator or transfer agent, as appropriate.

4382664v.2

6.                  Expenses are accrued, and any applicable expense caps are applied, daily.

7.                  The waivers and/or reimbursements described in this Agreement are not subject to recapture by Management.

8.                  The Schedules hereto may be amended from time to time, by an officer of the applicable Trust, to add series and classes, to lower the cap on operating expenses and to reflect the extension of termination dates, subject to subsequent notification of such amendments to the applicable Board of Trustees.  Any other amendment to the Schedules or this Agreement shall require the approval of the applicable Board of Trustees, including a majority of the Independent Trustees.

9.                  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

10.              This Agreement shall become effective with respect to each Fund and/or Class on the effective date specified on Schedules hereto and will remain in effect as to a Fund and/or Class until the initial termination date specified on the applicable Schedule(s).  Thereafter, unless otherwise noted in the Schedules hereto, this Agreement will automatically renew with respect to each Fund and/or Class for a one-year term unless Management provides written notice of the termination of the contractual expense cap for a given Fund and/or Class prior to the end of the then-current term for that Fund and/or Class.  Notwithstanding any amendments to the Schedules permitted pursuant to paragraph 8, the terms of any new or renewed waivers and/or reimbursements that become effective on or after the date of this Agreement may be amended or terminated upon the agreement of Management and the Board of Trustees of the applicable Trust, including a majority of the Independent Trustees.  In addition, this Agreement may otherwise be terminated at any time with respect to any new or renewed waivers and/or reimbursements for a Fund or Class that become effective on or after the date of this Agreement by the Board of Trustees of the applicable Trust, including a majority of the Independent Trustees.  This Agreement will terminate with respect to a Fund and/or Class upon the termination of the Investment Management Agreement, Administration Agreement and/or Transfer Agent and Shareholder Services Agreement with the Trust, on behalf of the Fund, as applicable.

11.              This Agreement shall be governed by and construed in accordance with the laws of the State of California.

12.              Each party acknowledges and agrees that all obligations of a Trust, Fund and/or Class under this Agreement are binding only with respect to the assets of that Trust, Fund or Class; that any liability of a Trust under this Agreement with respect to the Trust, or in connection with the matters contemplated herein with respect to a Fund or Class, shall be discharged only out of the assets of that Fund or Class; and the Manager shall not seek satisfaction of any such obligation or liability from the shareholders of a Trust, Fund or Class, the trustees, officers, employees or agents of that Trust, or from any other series of that Trust or Class of that Fund, as applicable.

[Signature page follows.]

2

 4382664v.2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Franklin Advisers, Inc.

By:     /s/Navid J. Tofigh

Name:   Navid J. Tofigh

Title:     Assistant Secretary

Franklin Advisory Services, LLC

By:     /s/Steven J. Gray

Name:   Steven J. Gray

Title:     Assistant Secretary

Franklin Templeton Investment Management Limited

By:      /s/Caroline E. Carroll

Name:   Caroline E. Carroll

Title:     Director

Franklin Templeton Institutional, LLC

By:     /s/Laura F. Fergerson

Name:   Laura F. Fergerson

Title:     Vice President

Franklin Templeton Investor Services, LLC

By:      /s/Basil K. Fox, Jr.

Name:   Basil K. Fox, Jr.

Title:     President

Franklin Templeton Services, LLC

By:     /s/Laura F. Fergerson

Name:   Laura F. Fergerson

Title:     President

Each Trust and, as applicable, each Fund listed on the Schedules hereto

By:    /s/Steven J. Gray

Name:  Steven J. Gray

Title:    Vice President and Co-Secretary

3

 4382664v.2

Schedule A

As of June 1, 2020

Funds with Expense Cap on Operating Expenses

Trust, Fund and Class	Cap on Operating Expenses[1]	Effective Date	Initial Termination Date[2]
Franklin Floating Rate Master Trust
Franklin Floating Rate Master Series	0.53%	1/30/2015	N/A3

Franklin Floating Rate Income Fund	0.60%	12/1/2019	11/30/2020

Franklin Global Trust
Franklin Emerging Market Debt Opportunities Fund	1.00%[4]	12/1/2019	11/30/2020

Franklin International Growth Fund
Class A	0.86%	12/1/2019	11/30/2020
Class C	0.86%	12/1/2019	11/30/2020
Class R	0.86%	12/1/2019	11/30/2020
Class R6	0.86%	12/1/2019	11/30/2020
Advisor Class	0.86%	12/1/2019	11/30/2020

Franklin Custodian Funds
Franklin Focused Growth Fund
Class A	0.85%	2/14/2020	1/31/2021
Class C	0.85%	2/14/2020	1/31/2021
Class R	0.85%	2/14/2020	1/31/2021
Class R6	0.85%	2/14/2020	1/31/2021
Advisor Class	0.85%	2/1/2020	1/31/2021

Franklin Investors Securities Trust
Franklin Low Duration Total Return Fund
Class A	0.44%	3/1/2020	2/28/2021
Class C	0.44%	3/1/2020	2/28/2021
Class R	0.44%	3/1/2020	2/28/2021
Class R6	0.44%	3/1/2020	2/28/2021
Advisor Class	0.44%	3/1/2020	2/28/2021

Franklin Total Return Fund
Class A	0.60%	3/1/2020	2/28/2021
Class C	0.60%	3/1/2020	2/28/2021
Class R	0.60%	3/1/2020	2/28/2021
Class R6	0.60%	3/1/2020	2/28/2021
Advisor Class	0.60%	3/1/2020	2/28/2021

Franklin Tax-Free Trust
Franklin Federal Intermediate-Term
Class A	0.46%	7/1/2019	6/30/2020
Class A1	0.46%	7/1/2019	6/30/2020
Class C	0.46%	7/1/2019	6/30/2020
Class R6	0.46%	7/1/2019	6/30/2020
Advisor Class	0.46%	7/1/2019	6/30/2020

Franklin Federal Limited-Term Tax-Free Income Fund
Class A	0.40%	7/1/2019	6/30/2020
Class A1	0.40%	7/1/2019	6/30/2020
Class R6	0.40%	7/1/2019	6/30/2020
Advisor Class	0.40%	7/1/2019	6/30/2020

Franklin Municipal Green Bond Fund
Advisor Class	0.46%	10/1/2019	9/30/2020

Franklin California Tax-Free Trust
Franklin California Intermediate-Term Tax-Free Income Fund
Class A	0.49%	11/1/2019	10/31/2020
Class A1	0.49%	11/1/2019	10/31/2020
Class C	0.49%	11/1/2019	10/31/2020
Class R6	0.49%	11/1/2019	10/31/2020
Advisor Class	0.49%	11/1/2019	10/31/2020

Franklin Fund Allocator Series
Franklin LifeSmart Retirement Income Fund
Class A	0.05%	5/1/2020	4/30/2021
Class C	0.05%	5/1/2020	4/30/2021
Class R	0.05%	5/1/2020	4/30/2021
Class R6	0.05%	5/1/2020	4/30/2021
Advisor Class	0.05%	5/1/2020	4/30/2021

Franklin Conservative Allocation Fund
Class A	0.45% [5]	5/1/2020	4/30/2021
Class C	0.45%[5]	5/1/2020	4/30/2021
Class R	0.45%[5]	5/1/2020	4/30/2021
Class R6	0.45%[5]	5/1/2020	4/30/2021
Advisor Class	0.45%[5]	5/1/2020	4/30/2021

Franklin Moderate Allocation Fund
Class A	0.45%[5]	5/1/2020	4/30/2021
Class C	0.45%[5]	5/1/2020	4/30/2021
Class R	0.45%[5]	5/1/2020	4/30/2021
Class R6	0.45%[5]	5/1/2020	4/30/2021
Advisor Class	0.45%[5]	5/1/2020	4/30/2021

Franklin Growth Allocation Fund
Class A	0.45%[5]	5/1/2020	4/30/2021
Class C	0.45%[5]	5/1/2020	4/30/2021
Class R	0.45%[5]	5/1/2020	4/30/2021
Class R6	0.45%[5]	5/1/2020	4/30/2021
Advisor Class	0.45%[5]	5/1/2020	4/30/2021

Franklin NextStep Conservative Fund
Class A	0.35%	10/1/2019	9/30/2020
Class C	0.35%	10/1/2019	9/30/2020
Advisor Class	0.35%	10/1/2019	9/30/2020

Franklin NextStep Moderate Fund
Class A	0.35%	10/1/2019	9/30/2020
Class C	0.35%	10/1/2019	9/30/2020
Advisor Class	0.35%	10/1/2019	9/30/2020

Franklin NextStep Growth Fund
Class A	0.35%	10/1/2019	9/30/2020
Class C	0.35%	10/1/2019	9/30/2020
Advisor Class	0.35%	10/1/2019	9/30/2020

Franklin Payout 2020 Fund
Class R6	0.44%	10/1/2019	9/30/2020
Advisor Class	0.44%	10/1/2019	9/30/2020

Franklin Payout 2021 Fund
Class R6	0.44%	10/1/2019	9/30/2020
Advisor Class	0.44%	10/1/2019	9/30/2020

Franklin Payout 2022 Fund
Class R6	0.44%	10/1/2019	9/30/2020
Advisor Class	0.44%	10/1/2019	9/30/2020

Franklin Templeton Variable Insurance Products Trust
Franklin Flex Cap Growth VIP Fund
Class 2	0.71%	5/1/2020	4/30/2021
Class 4	0.71%	5/1/2020	4/30/2021

Franklin Global Real Estate VIP Fund
Class 1	1.00%	5/1/2020	4/30/2021
Class 2	1.00%	5/1/2020	4/30/2021

Franklin Growth and Income VIP Fund
Class 1	0.59%	5/1/2020	4/30/2021
Class 2	0.59%	5/1/2020	4/30/2021

Franklin VolSmart Allocation VIP Fund
Class 2	0.65%	5/1/2020	4/30/2021
Class 5	0.65%	5/1/2020	4/30/2021

Franklin Strategic Mortgage Portfolio
Franklin Strategic Mortgage Portfolio
Class A	0.75%	2/1/2020	1/31/2021
Class A1	0.75%	2/1/2020	1/31/2021
Class C	0.75%	2/1/2020	1/31/2021
Class R6	0.75%	2/1/2020	1/31/2021
Advisor Class	0.75%	2/1/2020	1/31/2021

A-1

 4382664v.2

1       Operating expenses are a combination of investment management fees, fund administration fees, transfer agent fees and other expenses, including estimated master fund expenses for feeder funds in a master-feeder structure and operating expenses for subsidiary blocker funds.  Operating expenses do not include Rule 12b-1 fees or acquired fund fees and expenses (“AFFE”).  For all funds except feeder funds in a master-feeder structure, these waivers and expense reimbursements apply only to expenses paid directly by the Fund and the cap on operating expenses shown does not include any AFFE.

2       Termination dates indicated on this Schedule reflect the end dates in the current prospectus, however, Franklin Templeton’s Global Product Committee has approved the extension of the contractual fee waivers through 2021 for each Fund.

3       Management may end the fee waiver commitment for the Franklin Floating Rate Master Series at any time upon notice to the Board of Trustees.

4       Includes a waiver of the investment management and/or fund administration fees charged to the subsidiary blocker fund.

5       Prior to May 1, 2020, the cap was 0.40%.

Schedule B

As of June 1, 2020

Funds with Expense Cap on Operating Expenses and Acquired Fund Fees and Expenses (“AFFE”)

Trust, Fund and Class	Cap on Operating Expenses & AFFE[1]	Effective Date	Initial Termination Date[2]
Franklin Investors Securities Trust
Franklin Managed Income Fund
Class A	0.68%	3/1/2020	2/28/2021
Class C	0.68%	3/1/2020	2/28/2021
Class R	0.68%	3/1/2020	2/28/2021
Class R6	0.68%	3/1/2020	2/28/2021
Advisor Class	0.68%	3/1/2020	2/28/2021

Franklin Fund Allocator Series
Franklin LifeSmart 2020 Retirement Target Fund
Class A	0.45%	5/1/2020	4/30/2021
Class C	0.45%	5/1/2020	4/30/2021
Class R	0.45%	5/1/2020	4/30/2021
Class R6	0.45%	5/1/2020	4/30/2021
Advisor Class	0.45%	5/1/2020	4/30/2021

Franklin LifeSmart 2025 Retirement Target Fund
Class A	0.45%	5/1/2020	4/30/2021
Class C	0.45%	5/1/2020	4/30/2021
Class R	0.45%	5/1/2020	4/30/2021
Class R6	0.45%	5/1/2020	4/30/2021
Advisor Class	0.45%	5/1/2020	4/30/2021

Franklin LifeSmart 2030 Retirement Target Fund
Class A	0.45%	5/1/2020	4/30/2021
Class C	0.45%	5/1/2020	4/30/2021
Class R	0.45%	5/1/2020	4/30/2021
Class R6	0.45%	5/1/2020	4/30/2021
Advisor Class	0.45%	5/1/2020	4/30/2021

Franklin LifeSmart 2035 Retirement Target Fund
Class A	0.45%	5/1/2020	4/30/2021
Class C	0.45%	5/1/2020	4/30/2021
Class R	0.45%	5/1/2020	4/30/2021
Class R6	0.45%	5/1/2020	4/30/2021
Advisor Class	0.45%	5/1/2020	4/30/2021

Franklin LifeSmart 2040 Retirement Target Fund
Class A	0.45%	5/1/2020	4/30/2021
Class C	0.45%	5/1/2020	4/30/2021
Class R	0.45%	5/1/2020	4/30/2021
Class R6	0.45%	5/1/2020	4/30/2021
Advisor Class	0.45%	5/1/2020	4/30/2021

Franklin LifeSmart 2045 Retirement Target Fund
Class A	0.45%	5/1/2020	4/30/2021
Class C	0.45%	5/1/2020	4/30/2021
Class R	0.45%	5/1/2020	4/30/2021
Class R6	0.45%	5/1/2020	4/30/2021
Advisor Class	0.45%	5/1/2020	4/30/2021

Franklin LifeSmart 2050 Retirement Target Fund
Class A	0.45%	5/1/2020	4/30/2021
Class C	0.45%	5/1/2020	4/30/2021
Class R	0.45%	5/1/2020	4/30/2021
Class R6	0.45%	5/1/2020	4/30/2021
Advisor Class	0.45%	5/1/2020	4/30/2021

Franklin LifeSmart 2055 Retirement Target Fund
Class A	0.45%	5/1/2020	4/30/2021
Class C	0.45%	5/1/2020	4/30/2021
Class R	0.45%	5/1/2020	4/30/2021
Class R6	0.45%	5/1/2020	4/30/2021
Advisor Class	0.45%	5/1/2020	4/30/2021

Franklin Emerging Market Core Equity (IU) Fund	0.00%	8/1/2019	7/31/2020

Franklin International Core Equity (IU) Fund	0.00%	8/1/2019	7/31/2020

Franklin U.S. Core Equity (IU) Fund	0.00%	8/1/2019	7/31/2020

Franklin Strategic Series
Franklin Templeton SMACS: Series E	0.00%	6/3/2019	12/31/2020

Franklin Templeton SMACS: Series I	0.00%	6/3/2019	12/31/2020

Franklin Templeton SMACS: Series CH	0.00%	6/3/2019	12/31/2020

Franklin Templeton SMACS: Series H	0.00%	6/3/2019	12/31/2020

Franklin Templeton Variable Insurance Products Trust
Franklin Allocation VIP Fund
Class 1	0.57%	5/1/2020	4/30/2021
Class 2	0.57%	5/1/2020	4/30/2021
Class 4	0.57%	5/1/2020	4/30/2021

A-3

 4382664v.2

1       Operating expenses are a combination of investment management fees, fund administration fees, transfer agent fees, AFFE and other expenses, including estimated master fund expenses for feeder funds in a master-feeder structure and operating expenses for subsidiary blocker funds.  Operating expenses do not include Rule 12b-1 fees. For all funds except feeder funds in a master-feeder structure, these waivers and expense reimbursements apply to expenses paid directly by the Fund and the cap on operating expenses shown includes any AFFE.

2       Termination dates indicated on this Schedule reflect the end dates in the current prospectus, however, Franklin Templeton’s Global Product Committee has approved the extension of the contractual fee waivers through 2021 for each Fund.

Schedule C

As of June 1, 2020

Cap on Transfer Agent (“TA”) Fees of Class R6 shares

Trust and Fund	Cap on TA Fees for Class R6	Effective Date	Initial Termination Date[1]
Franklin Global Trust
Franklin International Growth Fund	0.00%	12/1/2019	11/30/2020
Franklin International Small Cap Fund	0.02%	12/1/2019	11/30/2020

Franklin Fund Allocator Series
Franklin LifeSmart Retirement Income Fund	0.00%	5/1/2020	4/30/2021
Franklin LifeSmart 2020 Retirement Target Fund	0.00%	5/1/2020	4/30/2021
Franklin LifeSmart 2025 Retirement Target Fund	0.00%	5/1/2020	4/30/2021
Franklin LifeSmart 2030 Retirement Target Fund	0.00%	5/1/2020	4/30/2021
Franklin LifeSmart 2035 Retirement Target Fund	0.00%	5/1/2020	4/30/2021
Franklin LifeSmart 2040 Retirement Target Fund	0.00%	5/1/2020	4/30/2021
Franklin LifeSmart 2045 Retirement Target Fund	0.00%	5/1/2020	4/30/2021
Franklin LifeSmart 2050 Retirement Target Fund	0.00%	5/1/2020	4/30/2021
Franklin LifeSmart 2055 Retirement Target Fund	0.00%	5/1/2020	4/30/2021

Franklin Payout 2020 Fund	0.02%	10/1/2019	9/30/2020
Franklin Payout 2021 Fund	0.02%	10/1/2019	9/30/2020
Franklin Payout 2022 Fund	0.02%	10/1/2019	9/30/2020

Franklin California Tax-Free Income Fund	0.02%	8/1/2019	7/31/2020

Franklin Tax Free Trust
Franklin Federal Intermediate-Term Tax-Free Fund	0.02%	7/1/2019	6/30/2020

Franklin Strategic Series
Franklin Small Cap Growth Fund	0.02%	9/1/2019	8/31/2020
Franklin Small-Mid Cap Growth Fund	0.02%	9/1/2019	8/31/2020

Franklin Custodian Funds
Franklin Focused Growth Fund	0.02%	2/14/2020	1/31/2021
Franklin Income Fund	0.02%	2/1/2020	1/31/2021

Franklin Investors Securities Trust
Franklin Low Duration Total Return Fund	0.01%	3/1/2020	2/28/2021

Franklin U.S. Government Money Fund	0.02%	11/1/2019	10/31/2020

Each other Fund not named above	0.03%	Date of prospectus	One year from date of prospectus

B-1

 4382664v.2

1       Termination dates indicated on this Schedule reflect the end dates in the current prospectus, however, Franklin Templeton’s Global Product Committee has approved the extension of the contractual fee waivers through 2021 for each Fund.